Exhibit 10.23.1

Form of Acceptance of Request for Extension

October ____, 2006

CONAGRA FOODS, INC.
One ConAgra Drive
Omaha, Nebraska  68102

Re:	Long-Term Revolving Credit Agreement dated as of December 16, 2005 with ConAgra Foods, Inc.

Attention:  Scott Schneider, Assistant Treasurer

Dear Scott:

We have received your Request for Extension, dated October 3, 2006, and pursuant         to Section 2.18 of the Agreement, we hereby accept the extension as set forth in              your request.  As a result of such extension, the new Termination Date will be             December 16, 2011.

We have made a notation of this extension on the Schedule of Loans, Payments of Principal and Extension attached to our Syndicated Note(s).

Very truly yours,

By:
Lender:
Name:
Title:

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Exhibit 10.23.1

Participating Financial Institutions Executing Consent

ABN Amro Bank
BancaIntesa
Banca Nazionale Del Lavoro
Banco Bilbao Vizcaya Argentaria
Bank of America
The Bank of Nova Scotia
Bank of Toyko-Mitsubishi UFJ, Ltd., Chicago Branch
Barclays Capital
BNP Paribas
Citibank
CoBank
JP Morgan Chase
Lehman Brothers Inc.
Merrill Lynch
Mizuho Corporate Bank Ltd.
Morgan Stanley
Rabobank International
Royal Bank of Scotland
Societe Generale
State Street Bank and Trust Company
Sun Trust Bank
Toronto Dominion
UBS Loan Finance LLC
US Bank
Wachovia Bank
Wells Fargo, National Association

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